                                                                    EXHIBIT 99.1

                       ISPAT INLAND, L.P. AND SUBSIDIARIES

                     CONSOLIDATED BALANCE SHEETS (Unaudited)
                             (dollars in thousands)

                                                                             September 30,             December 31,
                                                                                  2006                     2005
                                                                          ---------------------     --------------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                                               $748                     $537
  Interest receivable from Mittal Steel USA Inc.                                        21,653                   15,066

                                                                          ---------------------     --------------------

      Total current assets                                                              22,401                   15,603

INVESTMENT IN PREFERRED STOCK OF MITTAL STEEL USA INC.                                  90,000                   90,000

NOTE RECEIVABLE FROM MITTAL STEEL USA INC.                                             420,003                  569,753

DEFERRED TAX ASSETS                                                                      1,843                      439

DEFERRED CHARGES, NET                                                                    8,231                   12,606
                                                                          ---------------------     --------------------

      TOTAL ASSETS                                                                    $542,478                 $688,401
                                                                          =====================     ====================

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
  Accrued Interest Payable                                                             $20,597                  $14,350
  Payables to Mittal Steel USA Inc.                                                        828                    1,179
                                                                          ---------------------     --------------------

      Total current                                                                     21,425                   15,529
liabilities

LONG-TERM DEBT                                                                         420,003                  569,753

NOTES PAYABLE TO MITTAL STEEL USA INC.                                                  13,644                   13,585
                                                                          ---------------------     --------------------

      Total liabilities                                                                455,072                  598,867

PARTNERS' CAPITAL                                                                       87,406                   89,534
                                                                          ---------------------     --------------------

TOTAL LIABILITIES AND PARTNERS' CAPITAL                                               $542,478                 $688,401
                                                                          =====================     ====================

                       ISPAT INLAND, L.P. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
                             (dollars in thousands)


                                                         Three months ended September 30         Nine months ended September 30
                                                         -------------------------------         ------------------------------

                                                             2006                2005               2006                2005
                                                        ---------------     ---------------    ----------------    ----------------
REVENUES:
   Interest income                                             $10,834             $14,960             $36,912             $44,089
   Acretion income                                                  83                  83                 250                 249

EXPENSES:
  Interest expense                                              10,694              14,675              36,302              43,383
  Administrative expense                                             -                   0                  15                  95
  Amortization expense                                             274                 485               4,376               1,451
                                                        ---------------     ---------------    ----------------    ----------------

    Total expenses                                              10,968              15,160              40,693              44,929
                                                        ---------------     ---------------    ----------------    ----------------

LOSS BEFORE INCOME TAXES                                          (51)               (117)             (3,531)               (591)

BENEFIT FROM INCOME TAXES                                         (20)                   2             (1,403)               (235)
                                                        ---------------     ---------------    ----------------    ----------------

NET LOSS                                                          (31)               (119)             (2,128)               (356)
                                                        ===============     ===============    ================    ================


      See notes to unaudited consolidated financial statements.

                               ISPAT INLAND, L.P.

                CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                             (dollars in thousands)

                                                                                   Nine Months ended September 30
                                                                                    2006                   2005
                                                                               ----------------       ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                             ($2,128)                 ($356)

  Adjustments to reconcile net loss to net cash flows from operating activities:
     Amortization expense                                                                4,376                  1,451
     Deferred taxes                                                                     (1,404)                  (235)
     Change in:
       Interest receivable from Mittal Steel USA Inc.                                   (6,587)               (11,262)
       Accrued interest payable                                                          6,247                 10,873
       Payable to Mittal Steel USA Inc.                                                    943                  1,128
                                                                               ----------------       ----------------

             Net adjustments                                                             3,575                  1,955
                                                                               ----------------       ----------------

  Net cash flows from operating activities                                               1,447                  1,599
                                                                               ----------------       ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Repayments of Note Receivable from Mittal Steel USA Inc.                             154,500                      -
                                                                               ----------------       ----------------


CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on long-term debt                                                          (154,500)                     0
  Financing fees paid                                                                        0                    (83)
  Payments to Mittal Steel USA Inc. on note payable                                     (1,236)                (1,629)
                                                                               ----------------       ----------------

  Net cash flows from financing activities                                            (155,736)                (1,712)
                                                                               ----------------       ----------------

     Net change in cash and cash equivalents                                               211                   (113)
     Beginning cash and cash equivalents                                                   537                  1,488
                                                                               ----------------       ----------------

     Ending cash and cash equivalents                                                     $748                 $1,375
                                                                               ================       ================

SUPPLEMENTAL DISCLOSURE:
   Cash paid during the period for:

       Interest                                                                        $28,875                $31,175
       Income taxes                                                                          -                      -

   Non-cash activity:

       Conversion of accrued interest on Inland notes payable to debt                   $1,295                 $1,365


      See notes to unaudited consolidated financial statements.

                       ISPAT INLAND, L.P. AND SUBSIDIARIES

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
                             (dollars in thousands)

1.    ORGANIZATION AND BUSINESS

      Ispat Inland, L.P. (the "Partnership"), formed on July 16, 1998, is a Delaware limited partnership. Mittal Canada, Inc. is the limited partner with a 99% Partnership interest and 9064-4816 Quebec Inc. is the general partner with a 1% Partnership interest. Both are Canadian companies and indirect wholly owned subsidiaries of Mittal Steel Company N.V. ("Mittal NV"). On December 22, 2005, Mittal NV announced that its wholly owned subsidiaries Mittal Steel USA ISG, Inc. and Ispat Inland, Inc. would merge. Following the consummation of the merger, the company was renamed Mittal Steel USA Inc. ("Mittal USA").

      The purpose of the Partnership and its subsidiaries is to provide funding to Mittal USA. Accordingly, on July 16, 1998, the Partnership entered into a Credit Agreement (the "Credit Agreement") for a senior secured term credit facility and letter of credit with a syndicate of financial institutions. On March 25, 2004, a newly created subsidiary of the Partnership issued $800,000 principal amount of senior secured notes:
      $150,000 of floating rate notes at LIBOR plus 6.75% due April 1, 2010 and $650,000 of fixed rate notes at 9.75% (issued at 99.212% to yield 9.875%) due April 1, 2014 (the "Senior Secured Notes") and retired all debt outstanding under the Credit Agreement. The Partnership and its subsidiaries are restricted from engaging in any business or activity other than those directly associated with the March 25, 2004 refinancing.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

      The consolidated financial statements of Ispat Inland, L.P. are unaudited, but in the opinion of management, contain all adjustments necessary to present fairly the financial position and results of operations and cash flows for the periods presented. All significant intercompany accounts and transactions have been eliminated.

      The results of operations for the interim periods shown in this report are not necessarily indicative of the results to be expected for a full year.

      CONSOLIDATION POLICY

      The consolidated financial statements include the accounts of the Partnership and all its subsidiaries. The Partnership has two wholly owned subsidiaries: Ispat Inland U.L.C. (incorporated in Nova Scotia) and 3019693 Nova Scotia U.L.C. (incorporated in Nova Scotia) which, in turn, has one wholly owned subsidiary, Ispat Inland Finance Corp, LLC (incorporated in Delaware).

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements. Changes in such estimates may affect amounts reported in future periods.

3.    LONG-TERM DEBT

      Debt consists of the following:

                                                                       September 30, 2006          December 31, 2005
              Floating Rate Senior Secured Notes due April 1, 2010          $      -                    $150,000

              Fixed Rate Senior Secured Notes due April 1, 2014              422,500                     422,500

              Fixed Rate Senior Secures Notes discount                        (2,497)                     (2,747)
                                                                             --------                   --------

              Total long-term debt                                          $420,003                    $569,753
                                                                             =======                     =======

      On March 25, 2004, a newly created subsidiary of the Partnership issued $800,000 principal amount of senior secured notes: $150,000 of floating rate notes bearing interest at LIBOR plus 6.75% due April 1, 2010 and $650,000 of fixed rate notes bearing interest at 9.75% (issued at 99.212% to yield 9.875%) due April 1, 2014 (the "Senior Secured Notes"). Also on March 25, 2004, Mittal USA issued $800,000 principal amount of First Mortgage Bonds (Series Y, in a principal amount of $150,000, and Series Z, in a principal amount of $650,000) to Ispat Inland Finance Corp, LLC which, in turn, pledged them to the trustee for the Senior Secured Notes as security. The $775,500 net proceeds from the offering were used to retire the entire balance outstanding of $661,500 from the Credit Agreement dated July 16, 1998 for a senior secured term credit facility and letter of credit with a syndicate of financial institutions for which Credit Suisse First Boston was the agent, and to repay the entire balance outstanding of $105,000 under Mittal USA's inventory revolving credit facility, with the remainder of the proceeds used to reduce the amount outstanding under Mittal USA's receivables revolving credit facility. The related Series U and W first Mortgage Bonds from Mittal USA were retired at the close of the refinancing. The early retirement of the senior secured term credit facility was done at par, without prepayment penalty.

      The Senior Secured Notes are also secured by a second position lien on the inventory of Mittal USA. As further credit enhancement, the Senior Secured Notes are fully and unconditionally guaranteed by Mittal USA, certain subsidiaries of Mittal USA, Mittal NV and certain other affiliates of Mittal NV.

      Mittal USA is obligated to pay interest on the Series Y First Mortgage Bonds at the rate paid on the floating rate Senior Secured Notes, plus 1/2 of 1% per annum and on the Series Z First Mortgage Bonds at a rate of 10.25%.

      The terms of the Senior Secured Notes place certain limitations on the ability of Mittal USA and its subsidiaries to, among other things, (i) incur additional indebtedness, (ii) pay dividends or make other distributions or repurchase or redeem stock, (iii) make investments, (iv) sell assets, (v) incur liens, (vi) enter into agreements restricting their subsidiaries' ability to pay dividends, (vii) enter into transactions with affiliates, (viii) engage in certain businesses and (ix) consolidate, merge or sell all or substantially all of its or their assets. The indenture under which the Senior Secured Notes were issued also contains limitations on the ability of the Partnership and the guarantors, other than Mittal NV and those that are not subsidiaries of Mittal USA to, among other things, engage in business activities, other than performing their obligations under the indenture, incur additional indebtedness and pay dividends. Such indenture also contains limited covenants that are applicable to Mittal NV. These limitations are subject to a number of exceptions and qualifications. Mittal NV, Mittal USA and the Partnership were in compliance with all covenants on September 30, 2006.

      On December 30, 2004, the Partnership redeemed $227.5 million principal amount of its fixed rate senior secured notes due 2014, at a redemption price equal to 109 3/4% of the outstanding principal amount redeemed, plus accrued and unpaid interest on such amount to, but excluding, December 30, 2004. Prior to the redemption of the notes, Mittal NV purchased $256.0 million of capital stock of Mittal USA. Consistent with the terms of the indenture with respect to the notes, the cash proceeds from the stock offering were used to redeem the Series Z First Mortgage Bonds. After giving effect to this redemption, $422.5 million principal amount of the fixed rate senior secured notes due in 2014 remain outstanding.

      On March 1, 2006, the Partnership issued a notice of redemption for all $150 million outstanding principal amount of its floating rate Senior Secured Notes due 2010 at a redemption price equal to 103% of the outstanding principal amount, plus accrued and unpaid interest on such amount to, but excluding, April 1, 2006. The total amount of the redemption was $158.6 million, which included $4.1 million for interest, and $4.5 million for the premium. There was also a simultaneous redemption of notes receivable from Mittal USA in connection with the redemption of the floating notes. Additionally, unamortized issuance cost of $3.3 million was expensed in association with the redemption. After giving effect to this redemption, there is $0 principal amount of the floating notes outstanding. The bonds were redeemed effective April 1, 2006. The loss on redemption of debt and gain on the repayment of note receivable are recorded net on the consolidated statements of operations.

4.    INCOME TAXES

      An election under Treasury regulation Sec. 301.7701-3 has been made to treat the Partnership as a corporation for U.S. Federal tax purposes. Elections under the above-cited regulation have been made to treat the Partnership's wholly owned subsidiaries, 3019693 Nova Scotia U.L.C. and Ispat Inland U.L.C., and 3019693 Nova Scotia U.L.C.'s wholly owned subsidiary, Ispat Inland Finance Corp, LLC, as single member, pass-through entities for U.S. federal tax purposes.

5.    RELATED PARTY TRANSACTIONS

      Interest income from Mittal USA related to the Series Y and Z First Mortgage Bonds was $10,827 and $36,894 for the three and nine months ended September 30, 2006 and $14,949 and $44,062 for the three and nine months ended September 30, 2005, respectively. This note receivable arose on March 25, 2004 and has scheduled repayments similar to the Senior Secured Notes (see Note 3).

      Interest expense on the notes payable to Mittal USA was $312 and $931 for the three and nine months ended September 30, 2006 and $363 and $1086 for the three and nine months ended September 30, 2005, respectively. These notes payable arose on July 16, 1998 in connection with certain financing costs incurred by the Partnership related to the senior secured term credit facility, costs incurred in relation to settlement of an interest rate collar, and costs associated with the March 25, 2004 issuance of the Senior Secured Notes. Interest on the notes payable to Mittal USA are at 8% and 9.87% per annum, with payment due on April 2, 2014, unless the Partnership chooses to prepay. The interest on the notes payable is payable on their anniversary dates; if the Company does not pay the interest when due, it is then added to the principal amount outstanding on the notes.